EXHIBIT 99.2

Talk America®

Second Quarter 2004 Earnings Call

August 3, 2004

simplicity

savings

service

Forward Looking Statement

Please Note: Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, "estimates," "expects," "expected," "anticipates," "anticipated," and "targets". These forward-looking statements are based on our current expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and our actual results could differ materially from our expectations.

For a discussion of these risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in our Annual Report on Form 10-K for the year-ended December 31, 2003, filed March 12, 2004, as amended by our Form10-K/A filed May 7, 2004 and our subsequent reports on Forms 10-Q and 8-K filed with the Securities and Exchange Commission from time to time. We undertake no obligation to update our forward-looking statements.

2

Introduction

Ed Meyercord

Chief Executive Officer

3

Regulatory and Industry Overview

Regulatory

- **D.C. Court Vacated TRO Rules**
- **No Appeal to Supreme Court by FCC or Solicitor General**
- **Interim Rules – Anticipated Changes:**
  - Rates Frozen Through March 1, 2005
  - Modest Increase for Embedded Base
  - Larger Impact on New Customers
- **FCC to Conduct Formal Rule Making Process**

Competitive Landscape

- **AT&T, MCI and Sprint Exiting Consumer Business**
- **RBOC's Pulling Back Marketing Initiatives**
- **Diminished Price Competition**

4

Executing Our Strategy

Business Strategy

Customer Base

- 672,000 Bundled Lines
- 176,000 LD Customers

Networking

- 3,500 Lines on Network
- 18 Colocation Applications in Progress
- Accelerating Michigan Build Out
- Next Generation Networking Opportunity

New Services

- Launched Dial-Up Internet Service Q2
- DSL Test Commenced in Q3
- Consumer VoIP Targeted for Q4

5

Bundled Customer Growth

Actual data
Estimated data
443
495
557
623
672
717
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004

Billed Bundled Lines

(in 000's)

6

Marketing Channel Mix

Media
4%
Online
11%
Telemarketing
30%
Referrals
20%
Agents
10%
Direct Mail
25%

SECOND QUARTER 2004

Gross Adds By Channel

7

Customer Turnover

5.1%
4.8%
4.8%
5.0%
5.0%
4.9%
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Year 2004
Actual data
Estimated data

Monthly Customer Turnover

8

Customer Concentration in Target Markets

STATE	LINES (000's)	PERCENTAGE
Michigan	337	50.2%
Georgia	86	12.7%
Illinois	68	10.0%
New York	38	5.7%
Ohio	26	3.8%
Wisconsin	21	3.1%
Maryland	17	2.6%
New Jersey	16	2.4%
Indiana	15	2.3%
Others	48	7.2%
	672	100.0%

9

Networking Initiative

- 3,500 Lines on Network in Michigan
- Margins Consistent with UNE-P
- 18 Colocation Applications in Progress
- On Track With OSS Development
- Targeting 20,000 Lines on Network by Year End
- Next Generation Networking Creates Opportunities

10

New Service Rollout

- **Launched Improved Dial-Up Products**
  - Standard Dial-Up $9.95 (up to 56k)
  - Turbo Dial-Up $14.95 (up to 5X faster than standard)
- **Trialing DSL in Q3 using wholesale vendor**
  - Standard DSL $29.95 (768K download/128K upload)
  - Turbo DSL $34.95 (1.5M download/ 128K upload)
- **Consumer VoIP Offering Targeting Q4**

11

Financial Review

David Zahka

Chief Financial Officer

12

Financial Highlights

($ in millions)	Second Quarter 2003	Second Quarter 2004	
Total Revenues	$93.8	$114.9	Up 23%
Bundled Revenues	$67.7	$99.1	Up 46%
Net Income	$10.7	$8.5	Down 20%
Net Debt	$39.8	($9.9)	Down 125%

Strong Financial Performance in Q2 2004

13

Bundled Revenue Growth

High Growth Bundled Revenue Driven by Expanding Base and Stable ARPU

Bundled Revenue ($ in millions)

$67.7
$72.4
$81.0
$91.7
$99.1
$103.5
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004e
Actual data
Estimated data

- High growth – up 46% from Q2 2003
- Improved mix – over 86% of total revenues
- Expect near term growth to continue

14

Stable Customer Revenues

Average Revenue Per Month (ARPU)
$53.39
$51.49
$51.36
$51.63
$50.98
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004

- Expect ARPU to remain stable at $51 level
- Price increases and state/plan mix likely to offset reduction in access revenues
- Customers save money at these ARPU levels

15

Stable Bundle Gross Margins

Pricing Flexibility Yields Margin Stability

Adjusted Gross Margin (%)

52.7%
50.0%
48.7%
48.4%
49.8%
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004

- Networking margins – timing lag
- Harvest strategy for non-core lines
- Targeted gross margins for new customers at 47%
- Realized gross margins in excess of target

16

Uses of Free Cash Flow

- Pay Down Debt
- Facilities Deployment
- Potential Share Repurchases

17

2004 Financial Guidance

	Q3 2004	2004
Billed Local Lines	712-722	775 - 800
Revenues:		
- Bundled	$102 - $105	$405 - $415
- Long Distance	$13 - $15	$55 - $60
Total	$115 - $120	$460 - $475
Net Income	$7 - $9	$35 - $37
Fully Diluted EPS	$0.24 - $0.31	$1.18 - $1.25

Cash earnings per share higher than fully diluted EPS…NOLs shield pre-tax income

18

Talk America Holdings, Inc.

2nd Quarter 2004
Non-GAAP Reconciliations

Talk America Holdings, Inc.
Second Quarter 2004
Non-GAAP Reconciliations

Non-GAAP Financial Measures:

The Non-GAAP financial measures that we use in this presentation are listed below. We have included, in the schedules accompanying this presentation, reconciliations of all Non-GAAP financial measures in the presentation to the most directly comparable GAAP measures in our financial statements.

Adjusted Gross Margin is defined as revenues less network and line costs.

Free Cash Flow is defined as cash from operating activities, less capital expenditures and capitalized software development costs.

Net Debt (Cash) is defined as total long-term debt and short-term debt, less cash and cash equivalents.

Talk America Holdings, Inc.
Second Quarter 2004
Non-GAAP Reconciliations

____________________________________________________________________________________

Adjusted Gross Margin
($ in thousands)

	2Q04

	Bundled	LD Only	Total

Revenues - Reported	$99,071	$15,810	$114,881
Network & Line Cost - Reported	49,761	5,825	55,586

Gross Margin - Adjusted	$49,310	$9,985	$59,295

Gross Margin - Adjusted (%)	49.8%	63.2%	51.6%

	2Q03

	Bundled	LD Only	Total

Revenues - Reported	$67,675	$26,073	$93,748
Network & Line Cost - Reported	32,041	11,227	43,268

Gross Margin - Adjusted	$35,634	$14,846	$50,480

Gross Margin - Adjusted (%)	52.7%	56.9%	53.8%

Talk America Holdings, Inc.
Second Quarter 2004
Non-GAAP Reconciliations

____________________________________________________________________________________

Net Debt
($ in thousands)

	2Q04	4Q03	2Q03

Total Debt	$20,539	$48,597	$65,608
Cash	(30,427)	(35,242)	(25,858)

Net Debt (Cash)	$(9,888)	$13,355	$39,750

Talk America Holdings, Inc.
Second Quarter 2004
Non-GAAP Reconciliations

____________________________________________________________________________________

Free Cash Flow
($ in thousands)

	2Q04	2Q03

Cash from Operations	$18,923	$20,475
Less: Capital Expenditures	(2,119)	(1,526)
Less: Capitalized Software	(976)	(725)

Free Cash Flow	$15,828	$18,224